UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

QUALCOMM INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following material may be provided to stockholders of Qualcomm Incorporated (“Qualcomm”).

Qualcomm Stockholders Important Information About Protecting Your Investment To Reject Broadcom’s Hostile Takeover Attempt: Vote the WHITE Proxy Card FOR ALL of Qualcomm’s Highly Qualified Directors To learn more visit: qcomvalue.com

The 5G Revolution Exciting opportunities in new industries A message from your Board of Directors Vote now. Your vote matters. Support Qualcomm by voting FOR ALL of our highly qualified directors on the WHITE proxy card today. By 2035, 5G is expected to* ENABLE $12.3 trillion worth of goods and services Your Board of Directors is committed to serving all stockholders’ best interests and delivering significant value to you. SUPPORT 22 million jobs Your vote will have a significant impact on the value of your investment and the future of the Company. * Source: IHS Economics & IHS Technology. The 5G economy: How 5G technology will contribute to the global economy. January 2017. Qualcomm: Making 5G Thank you for your support. a Reality in 2019 Leader in 5G technology Broadcom’s Low-Value, High-Risk Proposal Would Steal Value From You Lowball offer Great partnerships High-risk regulatory process Cannot deliver anything to you for at least 18 months, if ever Well ahead of the competition Would give their conflicted nominees control of your Company

Delivering Substantial Value to Stockholders

A clear path to creating near-term value

$25–$45 / share
in additional value from licensing resolution

$1 billion
in cost reductions

+

Significant earnings per share growth
from NXP or share repurchases

Continued business growth
from core & 5G

=

Substantial Non-GAAP EPS Growth by FY19

Long-term growth opportunities will expand by **6 TIMES**

2015


Core Mobile
$23B*

2020


Datacenter
$19B
Core Mobile
$32B
~$150B*
$43B
$20B
RFFE
IoT & Security
$16B
$11B
$7B
Automotive
Networking
Mobile Compute

* Serviceable Addressable Market ("SAM") excludes QTL. 2015 SAM excludes adjacent opportunities outside of Core Mobile.
Source: Combination of third party and internal estimates.

The Right Board of Directors

- ✓ **9 of 11 directors are independent**
- ✓ **Our CEO and Chairman have both led the Company through every previous mobile transition**
- ✓ **Deep understanding of Qualcomm's complex business**
- ✓ **Broad experience across relevant industries**

✓ Vote **FOR ALL** of Qualcomm's highly qualified directors on the **WHITE** proxy card today.

Voting Your Shares is Quick and Easy You will receive two proxy cards: Qualcomm (WHITE) and Broadcom (Blue). Qualcomm You only need the WHITE card—it is labelled “WHITE.” Throw away all Blue proxy cards you receive. Do not vote on the Blue card, not even “withold”. 3 Easy Ways To Vote Online • • • Locate the Control Number on your WHITE proxy card Access the website indicated on your WHITE proxy card Follow the instructions provided By Telephone • • Locate the Control Number on your WHITE proxy card Dial the telephone number indicated on your WHITE proxy card By Mail • Simply sign, date and return your WHITE proxy card in the postage-paid envelope provided Remember: only your latest-dated vote counts Even if you have already voted the Blue proxy card, you can still vote the WHITE card FOR Qualcomm’s highly qualified Board of Directors today. Only your latest-dated vote counts. If you hold your shares through more than one account, you will receive a WHITE proxy card or WHITE voting instruction form for each account. It is very important that you vote with respect to each account you own. If you have questions about how to vote your shares, please contact the firm assisting us with the solicitation: INNISFREE M&A INCORPORATED Toll-Free at (877) 456-3442 (from the U.S. and Canada) (412) 232-3651 (from other locations) ADDITIONAL INFORMATION: Qualcomm has filed a definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). Qualcomm stockholders are strongly encouraged to read the definitive proxy statement (and any amendments and supplements thereto) and accompanying white proxy card as they contain important information. Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Qualcomm with the SEC without charge from the SEC’s website at www.sec.gov. CERTAIN INFORMATION REGARDING PARTICIPANTS: Qualcomm, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Qualcomm’s stockholders in connection with the matters to be considered at the 2018 Annual Meeting. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above. CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: Any statements contained in this document that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Additionally, statements regarding operating results for future years, growth in operating results and the factors contributing to future operating results; the resolution of licensing disputes and the impact and timing thereof; expected market, industry, geographic and organic growth and trends; future serviceable addressable market size and growth; anticipated contributions from and growth in new opportunities; benefits from planned cost reductions; technology and product leadership and trends; Qualcomm’s positioning to benefit from any of the above; potential benefits and upside to Qualcomm’s stockholders related to any of the above; and the regulatory process and regulatory uncertainty are forward-looking statements. Words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “predict,” “should,” “will” and similar expressions are intended to identify such forward-looking statements. These statements are based on Qualcomm’s current expectations or beliefs, and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological, strategic and/or regulatory factors, and other factors affecting the operations of Qualcomm. More detailed information about these factors may be found in Qualcomm’s filings with the SEC, including those discussed in Qualcomm’s most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. SEC filings for Qualcomm are also available in the Investor Relations section of Qualcomm’s website at www.qualcomm.com. Qualcomm is not obligated to update these forward-looking statements to reflect events or circumstances after the date of this document. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.

Protect your investment by voting only the WHITE Voting Instruction Form TODAY!! Use one of the easy ways to vote below: Vote by Phone 1-800-454-8683 Vote by Web www.proxyvote.com You’ll need your Control Number, which can be found on the WHITE Voting Instruction Form in the box next to the arrow, as shown in the example below: You may also vote by simply signing, dating and returning the WHITE Voting Instruction Form in the postage-paid envelope provided. ANY QUESTIONS? Please see the Stockholder Voting Guide on the reverse side! xxxx-xxxx-xxxx-xxxx

Stockholder Voting Guide What will I receive? You will receive several mailings from both Qualcomm and Broadcom ahead of Qualcomm’s 2018 Annual Meeting of Stockholders. To support Qualcomm’s Board, you need to vote FOR ALL nominees on the WHITE Voting Instruction Form, for each of your accounts holding Qualcomm shares. You should DISCARD Broadcom’s Blue Voting Instruction Form. Even a protest vote against Broadcom’s nominees and its hostile takeover attempt on the Blue Voting Instruction Form will revoke any prior votes on Qualcomm’s WHITE Voting Instruction Form. How do I vote? Use the easy-to-follow instructions on the reverse side of this voting guide. What if I vote more than once? ONLY your latest-dated vote will be counted, and it will override your previous votes. If I do not vote, is that an automatic vote for Qualcomm? No. If you do not vote, your shares will not be counted. Any questions? Please call our proxy solicitor, Innisfree M&A Incorporated Toll free: 1-877-456-3442 (from the U.S. or Canada) or +1-412-232-3651 (from other locations)

Protect your investment by voting only the WHITE Proxy Card TODAY!! Use one of the easy ways to vote below: Vote by Web https://www.proxyvotenow.com/qcom Vote by Phone 1-866-594-5270 You’ll need your Control Number, which can be found on the WHITE Proxy Card in the box labelled as follows: xxx-xxx-xxxx CONTROL NUMBER: You may also vote by simply signing, dating and returning the WHITE Proxy Card in the postage-paid envelope provided. ANY QUESTIONS? Please see the Stockholder Voting Guide on the reverse side!

Stockholder Voting Guide What will I receive? You will receive several mailings from both Qualcomm and Broadcom ahead of Qualcomm’s 2018 Annual Meeting of Stockholders. To support Qualcomm’s Board, you need to vote FOR ALL nominees on the WHITE Proxy Card, for each of your accounts holding Qualcomm shares. You should DISCARD Broadcom’s Blue Proxy Card. Even a protest vote against Broadcom’s nominees and its hostile takeover attempt on the Blue Proxy Card will revoke any prior votes on Qualcomm’s WHITE Proxy Card. How do I vote? Use the easy-to-follow instructions on the reverse side of this voting guide. What if I vote more than once? ONLY your latest-dated vote will be counted, and it will override your previous votes. If I do not vote, is that an automatic vote for Qualcomm? No. If you do not vote, your shares will not be counted. Any questions? Please call our proxy solicitor, Innisfree M&A Incorporated Toll free: 1-877-456-3442 (from the U.S. or Canada) or +1-412-232-3651 (from other locations)

Additional Information

Qualcomm has filed a definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”).  QUALCOMM STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION.  Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Qualcomm with the SEC without charge from the SEC’s website at www.sec.gov.

Certain Information Regarding Participants

Qualcomm, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Qualcomm’s stockholders in connection with the matters to be considered at the 2018 Annual Meeting.  Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC.  These documents can be obtained free of charge from the sources indicated above.

Cautionary Note Regarding Forward-Looking Statements

Any statements contained in this website that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995.  Additionally, statements regarding operating results for future years, growth in operating results and the factors contributing to future operating results; the resolution of licensing disputes and the impact and timing thereof; expected market, industry, geographic and organic growth and trends; future serviceable addressable market size and growth; anticipated contributions from and growth in new opportunities; benefits from planned cost reductions; technology and product leadership and trends; Qualcomm’s positioning to benefit from any of the above; potential benefits and upside to Qualcomm’s stockholders related to any of the above; and the regulatory process and regulatory uncertainty are forward-looking statements.  Words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “predict,” “should,” “will” and similar expressions are intended to identify such forward-looking statements. These statements are based on Qualcomm’s current expectations or beliefs, and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological, strategic and/or regulatory factors, and other factors affecting the operations of Qualcomm. More detailed information about these factors may be found in Qualcomm’s filings with the SEC, including those discussed in Qualcomm’s most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. SEC filings for Qualcomm are also available in the Investor Relations section of Qualcomm’s website at www.qualcomm.com. Qualcomm is not obligated to update these forward-looking statements to reflect events or circumstances after the date of such statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.